Exhibit 99.1: Peoples Financial Corporation Press Release Dated November 23, 2021

For more information, contact:	FOR IMMEDIATE RELEASE
Chevis C. Swetman, President and CEO
228-435-8205
cswetman@thepeoples.com

PEOPLES FINANCIAL CORPORATION DECLARES

SEMI-ANNUAL DIVIDEND

BILOXI, MS (November 23, 2021) – Peoples Financial Corporation (the “Company”)(OTCQX Best Market: PFBX), parent of The Peoples Bank, announced that the Board of Directors of the Company had declared a semi-annual dividend of $0.06 per share on its common stock. The dividend will be payable on December 8, 2021 to shareholders of record on December 3, 2021.

“The Company is committed to paying semi-annual cash dividends to our shareholders, while maintaining our strong capital position. We are pleased to declare this semi-annual dividend of $0.06 per share,” said Chevis C. Swetman, chairman and chief executive officer of the Company and the Bank.

The Company also reports that it completed the repurchase of 200,000 shares of its outstanding common stock under a stock repurchase program announced earlier this year. The shares were repurchased at a total cost of $3,375,309.

Founded in 1896, with $825 million in total assets as of September 30, 2021, The Peoples Bank operates 18 branches along the Mississippi Gulf Coast in Hancock, Harrison, Jackson and Stone counties. In addition to offering a comprehensive range of retail and commercial banking services, the Bank also operates a trust and investment services department that has provided customers with financial, estate and retirement planning services since 1936.

Peoples Financial Corporation’s common stock is listed on the OTCQX Best Market under the symbol PFBX. Additional information is available on the Internet at the Company’s website, www.thepeoples.com, and at the website of the Securities and Exchange Commission, www.sec.gov.

This news release reflects industry conditions, Company performance and financial results and contains “forward-looking statements,” which may include forecasts of our financial results and condition, expectations for our operations and businesses, and our assumptions for those forecasts and expectations. Do not place undue reliance on forward-looking statements. These forward-looking statements are subject to a number of risk factors and uncertainties which could cause the Company’s actual results and experience to differ materially from the anticipated results and expectation expressed in such forward-looking statements.

Factors that could cause our actual results to differ materially from our forward-looking statements are described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Regulation and Supervision” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in other documents subsequently filed by the Company with the Securities and Exchange Commission, available at the SEC’s website and the Company’s website, each of which are referenced above. To the extent that statements in this news release relate to future plans, objectives, financial results or performance by the Company, these statements are deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are generally identified by use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology.

Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. All information is as of the date of this news release. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.